SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 13, 2020

CRUZANI, INC.

(Exact name of Company as specified in its charter)

Nevada	000-54624	26-4144571
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
Conrad Huss Chief Executive Officer 3500 Lennox Rd #1500 Atlanta, GA 30309
(Address of principal executive offices)
Phone: (646) 893-1112
(Company’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4©)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). [   ]

Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01 Changes in the Registrant’s Certifying Accountant.

Item 4.01(a) – Dismissal of Auditor

On February 14, 2020, Cruzani, Inc. (the “Registrant”) dismissed Fruci & Associates II, PLLC (“Fruci & Associates II, PLLC”) as Independent Registered Public Accountants. On February 14, 2020, the Board of Directors of the Company authorized the dismissal.

During the fiscal year ended December 31, 2018 and through Fruci & Associates II, PLLC’s dismissal on February 14, 2020, there were (1) no disagreements with Fruci & Associates II, PLLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Fruci & Associates II, PLLC would have caused Fruci & Associates II, PLLC to make reference to the subject matter of the disagreements in connection with its reports, and (2) no events of the type listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K.

We furnished Fruci & Associates II, PLLC with a copy of this disclosure on February 14, 2020, providing Fruci & Associates II, PLLC with the opportunity to furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by us herein in response to Item 304(a) of Regulation S-K and, if not, stating the respect in which it does not agree. A copy of Fruci & Associates II, PLLC’s letter to the SEC is filed as Exhibit 16.1 to this Report.

Item 4.01(b)- Engagement of Auditor

On February 13, 2020, the Registrant engaged BF Borgers CPA PC as its new independent registered public accounting firm beginning with the period ended June 30, 2019. The change in the Registrant's independent registered public accounting firm was approved by the board of directors. During the most recent fiscal year and through the date of this Current Report, neither the Registrant nor anyone on its behalf consulted with BF Borgers CPA PC regarding any of the following:

(i)The application of accounting principles to a specific transaction, either completed or proposed;

(ii)The type of audit opinion that might be rendered on the Registrant's financial statements, and none of the following was provided to the Registrant:

(a)a written report; or

(b)oral advice that BF Borgers CPA PC concluded was an important factor considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue; or

(iii)Any matter that was subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description
16.1	Letter to the Securities and Exchange Commission from Fruci & Associates II, PLLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cruzani, Inc.

Date: February 14, 2020By: /s/ Conrad Huss

Conrad Huss

President and CEO